UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

Corvus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37719	46-4670809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Gateway Boulevard, Third Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 900-4520

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	CRVS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 21, 2026, Corvus Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Goldman Sachs & Co. LLC, as representatives (the “Representatives”) of the several underwriters named therein (collectively, the “Underwriters”), relating to the sale and issuance in an underwritten public offering (the “Offering”) by the Company of 7,900,677 shares (the “Shares”) of its common stock, $0.0001 par value per share (“Common Stock”), at a public offering price of $22.15 per Share. The Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $20.821 per share. In addition, the Company has also granted the Underwriters an option for a period of 30 days to purchase an additional 1,185,101 shares of the Company’s Common Stock (the “Option Shares”) at the public offering price, less underwriting discounts and commissions (the “Option”). On January 22, 2026, the Underwriters exercised the Option in full. The Offering is expected to close on January 23, 2026, subject to the satisfaction of customary closing conditions.

The Shares and the Option Shares in the Offering are being offered pursuant to a registration statement on Form S-3 (File No. 333-281318), filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2024 which became effective on August 15, 2024, under the Securities Act of 1933, as amended (the “Securities Act”) and a related registration statement on Form S-3MEF (File No. 333-292864) filed with the SEC pursuant to Rule 462(b) under the Securities Act on January 21, 2026 which became effective automatically upon filing.

The net proceeds of the Offering to the Company, after deducting the underwriting discounts and commissions and offering expenses payable by the Company, will be approximately $163.6 million. The net proceeds from the Offering are expected to be approximately $188.3 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, and giving effect to the Underwriters’ exercise of the Options in full. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes, which may include capital expenditures and research and development, including for its Phase 3 T cell lymphoma and Phase 2 atopic dermatitis, hidradenitis suppurativa and asthma clinical trials, sales and marketing and administrative expenses.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, and other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing descriptions of the Underwriting Agreement do not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Latham & Watkins LLP relating to the validity of the Shares issued in the Offering is filed herewith as Exhibit 5.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue,” and similar expressions, or the negative of these terms, or similar expressions. These forward-looking statements include statements about the anticipated closing of the Offering, the expected net proceeds from the Offering, and the intended use of such proceeds. Accordingly, these statements involve estimates, assumptions, risks and uncertainties which could cause actual results to differ materially from those expressed in them, including the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, the prospectus supplement related to the Offering, and other documents filed by the Company from time to time with the SEC. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 21, 2026, among Corvus Pharmaceuticals, Inc., Jefferies LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS PHARMACEUTICALS, INC.

Date: January 23, 2026	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer